Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
14.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Group leases office space and employee accommodation in the PRC under non-cancellable operating leases expiring on various dates. Payments under operating leases are expensed on a straight-line basis, after considering rent holidays, over the periods of the respective lease terms. The terms of the leases do not contain rent escalation or contingent rents, and for the years ended December 31, 2014, 2015 and 2016, total rental expenses for all operating leases amounted to RMB30,461, RMB49,892 and RMB84,673 (US$12,195) respectively.

As of December 31, 2016, the Group has future minimum lease payments under non-cancellable operating leases, with initial terms in excess of one year, for office premises consisting of the following:

	RMB	US$
2017	108,202	15,584
2018	87,711	12,633
2019	51,928	7,479
2020 and thereafter	—	—

	247,841	35,696

Taxation

As of December 31, 2015 and 2016, the Group has recognized liabilities of RMB32,596 and RMB34,977 (US$5,038), respectively, related to unrecognized tax benefits (Note 7). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of statutes of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. The Group classified the accrual for unrecognized tax benefits as a non-current liability.